                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                         Snow, Phipps Group AIV, L.P.

Address of Joint Filer:                      667 Madison Avenue, 18th Floor
                                             New York, NY  10065

Relationship of Joint Filer to Issuer:       Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:    Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                            4/7/2020

Designated Filer:                            SPG GP, LLC

Signature:

Snow, Phipps Group AIV, L.P.
/s/ Alan Mantel
-------------------------------------
Name:Alan Mantel
Title:Authorized Signatory

Date: 04/08/2020

                            Joint Filer Information

Name of Joint Filer:                         Snow, Phipps Group (RPV), L.P.

Address of Joint Filer:                      667 Madison Avenue, 18th Floor
                                             New York, NY  10065

Relationship of Joint Filer to Issuer:       Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:    Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                            4/7/2020

Designated Filer:                            SPG GP, LLC

Signature:

Snow, Phipps Group (RPV), L.P.
/s/ Alan Mantel
-------------------------------------
Name: Alan Mantel
Title: Authorized Signatory

Date: 04/08/2020

                            Joint Filer Information

Name of Joint Filer:                         Ian K. Snow

Address of Joint Filer:                      667 Madison Avenue, 18th Floor
                                             New York, NY  10065

Relationship of Joint Filer to Issuer:       Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:    Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                            4/7/2020

Designated Filer:                            SPG GP, LLC

Signature:

Ian K Snow
/s/ Alan Mantel
-------------------------------------
Name:Alan Mantel
Title:Authorized Signatory

Date: 04/08/2020